Susquehanna Bancshares, Inc. Investor Presentation 1 st Quarter 2013 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
2
During the course of this presentation, we may make projections and other forward-looking statements regarding priorities and strategic objectives of
Susquehanna Bancshares, Inc., as well as projected capital ratios, efficiency ratios, net income and earnings. We encourage investors to understand forward-looking statements to be strategic objectives rather than absolute
targets of future performance.   We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our annual report on
Form 10-K
for the year ended December 31, 2011 and Form 10-Q for the quarter ended
September 30, 2012. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Who is Susquehanna?
Who is Susquehanna?
Corporate Overview
Super-community bank headquartered in
Lititz, PA
261 banking offices concentrated in Central
PA, Western MD, and Philadelphia and
Baltimore MSAs
35 largest U.S. commercial bank by assets
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources
Non-bank affiliates offering products and
services in:
Wealth management
Insurance brokerage and employee benefits
Commercial finance
Vehicle leasing
Selected Data as of 12/31/2012
Assets: $18.0 billion
Deposits: $12.6 billion
Loans & Leases: $12.9 billion
Assets under management $7.6 billion
and administration:
Market Cap: >$2.1 billion*
Average daily volume (3 months) >900 thousand shares
Institutional ownership > 70%
Dividend yield 2.67%**
* Based on closing price on February 1, 2013
**Based on 4Q12 dividend of $.07 per share
3
th

Uniquely Positioned
Uniquely Positioned
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2012; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV
Traditional branches only, as defined by SNL
4
Rank Institution Branch Count
Total Deposits
in Market
($000)
Total Market
Share (%)
1 Wells Fargo & Co. 373 41,021,142 15.3%
2 PNC Financial Services Group Inc. 357 27,078,388 10.1%
3 Bank of America Corp. 224 25,599,340 9.5%
4 M&T Bank Corp. 292 23,873,751 8.9%
5 Toronto-Dominion Bank 164 19,136,622 7.1%
6 Royal Bank of Scotland Group Plc 177 17,058,543 6.3%
7 Susquehanna Bancshares Inc. 262 12,569,634 4.7%
8 Fulton Financial Corp. 187 9,428,543 3.5%
9 Banco Santander SA 176 8,654,240 3.2%
10 National Penn Bancshares Inc. 110 5,622,573 2.1%
11 BB&T Corp. 68 4,051,430 1.5%
12 Beneficial Mutual Bancorp Inc. (MHC) 61 3,645,268 1.4%
13 First Niagara Financial Group Inc. 63 2,684,122 1.0%
14 Metro Bancorp Inc. 33 2,106,159 0.8%
15 Citigroup Inc. 26 2,015,670 0.8%
Total (1-15) 2,573 204,545,425    76.1%
Total (1-248) 3,970 268,686,154    100.0%
Deposit Market Share: Counties of Operation
Increased share in 14 out of 22
MSAs from 2011 to 2012
Top 3 market share in 12
counties
Top 5 market share in half the
MSAs where we do business
Largest locally based
community bank
Significant opportunities exist
to gain market share

2012 in Review:
Delivering on our Commitments
2012 in Review:
Delivering on our Commitments
Continue strong progress
in improving credit quality
Complete and successfully
integrate Tower acquisition
$30M cost-save estimate exceeded
Grow loans, deposits
and revenue
Organic loan growth of 4.5%
Organic core deposit growth of 9.8%
Core revenue growth of 31% to $758M
Increase profitability and
shareholder dividends
1
Regular cash dividends of $0.21 per share declared in 2012 excludes additional $0.07 accelerated first quarter 2013 dividend declared and paid in December 2012.
2
Non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the conclusion of this presentation.
Performance
Highlights
2012 2011
EPS $ 0.77 $ 0.40
Cash Dividends $ 0.21 $ 0.08
ROAA 0.81% 0.38%
ROATE 12.03% 6.01%
Net Interest Margin 4.01% 3.60%
Efficiency Ratio 60.37% 66.86%
NCOs/Average Loans 0.55% 1.16%
NPAs/Loans & OREO 0.96% 1.88%
5

2

th
Quarter 2012 Highlights
4
th
Quarter 2012 Highlights
GAAP EPS of $0.23
Increase of 92% from $0.12 in 4Q11
Steady organic loan growth
Commercial loans increased 4.8%
Total loans and leases grew 1.7%
Strong core deposit growth
Core deposits grew 2.1%
Increase in net interest margin
Improvement of 14 basis points to 4.06%
Continued improvement in credit quality metrics
NPAs declined to 0.96% of loans, leases and foreclosed real estate
Strong coverage ratio with allowance representing 188% of nonaccrual loans and leases

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities
7
1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Core Deposit Growth
Commercial and Consumer
Loan Growth
Expand Fee Income as a % of
Total Revenue
Differentiated Customer
Experience
Elevate Employee Engagement
Focus for 2013
Focus for 2013
8
Technology and mobile delivery
Retail and commercial products
enhancements
Enhance C&I talent and capacity
Increase cross-sell
Talent and leadership
development
Process review and
improvements
Objectives Selected Initiatives

Loan Growth
Loan Growth

$8.8 Billion
$12.9 Billion
Strong Loan Growth Momentum
Organic loan growth in 2012 of 4.5%
Total loan and lease originations were up 31% year over year in 4Q12
Commercial loans increased 4.8% in 4Q12
Commercial loan originations were up 51% year over year in 4Q12
Total Loans 12/31/2007
Total Loans 12/31/2012
Consumer,
6%
Leases, 7%
Commercial,
financial and
agricultural,
18%
Real estate -
construction
7%
Real estate
secured -
commercial,
31%
Real estate
secured -
residential,
31%
Consumer,
5%
Leases, 5%
Commercial,
financial and
agricultural,
20%
Real estate –
construction
15%
Real estate
secured -
commercial,
30%
Real estate
secured -
residential,
25%
Organic Loan CAGR:
5.4%

Asset Quality Continues to Improve
Asset Quality Continues to Improve

1.42
0.50
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Charge-Offs / Average Loans & Leases (%)
2.49
0.96
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
NPAs / Loans & leases + foreclosed real estate (%)
90.74
188.22
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
ALLL / Nonaccrual loans & leases (%)

Positioned For Further Growth
Positioned For Further Growth

Pennsylvania Market
Delaware Valley Market Maryland Market
Includes Baltimore and four of the
nation’s 45 most-affluent counties
including no. 5, Howard County.
Growth opportunities fueled by world-
leading education, health care and
research institutions, as well as major
federal agencies and contractors.
The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 13 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
Foundation for growth with stable
commercial and retail banking base
providing ample deposits.
Home to distribution hubs for global
retailers, manufacturers and
distributors serving Northeast and
Mid-Atlantic markets.
Includes Philadelphia and the
state’s four most-affluent
counties.
Growth opportunities fueled by
world-leading education, health
care and research institutions.

Market Opportunity
Market Opportunity

HOME MARKET: METRO GROWTH MARKETS:
Central PA
5
Philadelphia
6
Baltimore
7
2007 2012 2012 2012
Total Deposits $55.5 B $65.3 B
18% Growth
$128.5 B $63.0 B
in Current Market
SUSQ Deposits $2.2 B $5.9 B
170% Growth
$3.0 B $1.2 B
Rank/Market Share #9 / 3.9% #5 / 9.0% #8 / 2.4% #7 / 1.9%
Primary Competitors PNC, M&T, Fulton TD, RBS, PNC M&T, PNC, BB&T
Median Household Income $50,976 $58,051 $62,687
Estimated Household Income 19.7% 23.1% 22.8%
Growth from 2011-2016
Population 3.6 M 3.7 M 3.5% Growth 5.3 M 2.7 M
Estimated Population 3.1% 1.8% 2.3%
Growth from 2011-2016
# of Businesses with 135,105 222,902 102,402
< $10M in Sales
1  Source: FDIC Deposit Market Share Report
2 Source: SNL, ESRI.  Household Income data reported for Philadelphia and Baltimore metro markets represents Philadelphia-Camden-Wilmington and Baltimore-Towson MSAs, respectively
3 Source: SNL, ESRI
4 Source: The Nielsen Company
5  16 counties comprising Susquehanna’s Pennsylvania Market. Please refer to the market definitions set forth in the “Additional Materials” slides at the conclusion of this presentation.
6 Philadelphia Metro = Bucks, Burlington, Camden, Chester, Delaware, Gloucester, Montgomery and Philadelphia counties
7 Baltimore Metro = Anne Arundel, Baltimore, Baltimore (City), Carroll, Harford and Howard counties
1
2
2
3
4

Defending Net Interest Margin
Defending Net Interest Margin

Active Balance Sheet Management
Focus on core deposit growth
FHLB debt prepayment
Trust preferred and sub debt redemption
Countering the Headwinds
Increase low cost core deposits
$400+ million in high rate CD’s maturing in 2013
Additional opportunities to reduce funding costs
may still exist
*  Peer company information is  per SNL Financial.  Identification of peer companies is included in the “Additional Materials” at the conclusion of this presentation.

Core Deposit Growth
Core Deposit Growth

$8.9 Billion $12.6 Billion
Total Deposits 12/31/2007
Total Deposits 12/31/2012
Strong Core Deposit Growth Momentum
Organic deposit growth in 2012 of 2.1%
Organic core deposit growth in 2012 of 9.8%
Demand
Deposits,
14%
Interest-
bearing
demand,
32%
Savings, 8%
Time of
$100K or
more, 15%
Time <
$100K, 31%
Demand
Deposits,
16%
Interest-
bearing
demand,
46%
Savings, 8%
Time of
$100K or
more, 12%
Time <
$100K, 18%
Organic Core Deposit CAGR:
7.3%

Growing Fee Revenue
Growing Fee Revenue

($ in millions)
2012 2011 $ %
Service charges on deposit accounts 34.4 $     31.7 $       2.7 $       8.5%
Asset management fees 29.1         28.2           0.9          3.5%
Net gain on sale of loans and leases 20.2         12.7           7.5          58.8%
Commissions on property and casualty insurance sales 15.9         14.0           1.9          13.1%
Vehicle origination and servicing fees 10.4         7.9             2.5          31.8%
Income from fiduciary-related activities 10.3         7.3             3.0          40.0%
Commissions on brokerage, life insurance and annuity sales 8.3           8.2             0.1          1.2%
Noninterest Income ($000)
Growth Over 2011

Efficiency Focus Benefits
Core Performance
Efficiency Focus Benefits
Core Performance
16
*Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt. Please refer to the calculations on the slides titled “Non-GAAP
Reconciliation ” at the conclusion of this presentation.
($000)
66.34%
61.93%
60.21%
58.98%
60.96%
$75,000
$95,000
$115,000
$135,000
$155,000
$175,000
$195,000
$215,000
4Q11 1Q12 2Q12 3Q12 4Q12
Total Revenue Total Noninterest Expense Efficiency Ratio
Delivered on commitment to lower efficiency ratio
Achieved desired cost savings of $58 million from acquisitions and core Susquehanna operations
Opportunity exists to optimize delivery model, including planned investments in technology and web/mobile banking

Capital Generation and Returns
Capital Generation and Returns
Capital ratios remain strong
•
Support continued organic growth
•
Position for changing regulatory landscape
•
Increase quarterly cash dividends to shareholders
•
Consider strategic M&A opportunities
17
Tangible
Common
Equity
1
Tier 1
Common /
RWA
Tier 1
Leverage
Tier 1
Risk-Based
Total
Risk-Based
Dec. 31, 2012 7.94% 9.94% 8.98% 11.08% 12.63%
Management
Minimum
Target
7.50% 8.00% 6.00% 9.50% 11.50%
1
The tangible common equity ratio is a non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled
“Non-GAAP Reconciliation” at the conclusion of this presentation.
Capital generation has benefited from leading ROATE and 30%
dividend payout ratio
Growing capital strength ensures ability to execute on capital allocation priorities

Earnings Power Drives Returns
Earnings Power Drives Returns

Earnings and Dividends
ROATE
1
ROAA
1
Return on average tangible equity is a non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled “Non-
GAAP Reconciliation” at the conclusion of this presentation.
Diluted EPS
(GAAP)
Accelerated
1Q13
Dividend
30% Payout
Ratio
Dividends
Declared

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities
19
1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Additional Materials

Executive Leadership Team Executive Leadership Team 21

Critical Mass in Attractive Markets
Critical Mass in Attractive Markets
1   The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 13 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
2 Company data as of 9/30/12.  Percentages based on internal company  commercial and retail market allocations.  Excludes leases and tax free loans and brokered and inter-company deposits.
3 FDIC June 30 deposit market share data as reported by SNL Financial for the counties comprising each of the company’s three markets.
4 U.S. Census Bureau’s American Community Survey of median household income by county
22
Susquehanna Bank Market Pennsylvania Delaware
Valley
Maryland
Branches 124 71 66
Loans as % of total 45% 27% 28%
Deposits as % of total 44% 30% 26%
Deposit market share (rank)
9.0%
(5)
2.7%
(8)
4.5%
(6)
7.6%
(6)
1.3%
(9)
3.8%
(6)
3.9%
(9)
1.2%
(12)
4.2%
(7)
Delaware Valley Market
Maryland Market
2012
2011
2007
Foundation for growth with stable
commercial and retail banking base
providing ample deposits.
Home to distribution hubs for global
retailers, manufacturers and distributors
serving Northeast and Mid-Atlantic
markets.
Pennsylvania Market
Includes Philadelphia and the state’s four
most-affluent counties.
4
Growth opportunities fueled by world-leading
education, health care and research
institutions.
Includes Baltimore and four of the nation’s
45 most-affluent counties including no. 5,
Howard County.
4
Growth opportunities fueled by world-
leading education, health care and research
institutions, as well as major federal
agencies and contractors.
th
3
2
2
th
th
th th th
th th
1
th

4th Quarter 2012 Financial Highlights
4th Quarter 2012 Financial Highlights
(Dollars in thousands, except earning per share data)
12/31/2012 9/30/2012 12/31/2011
Balance Sheet:
Loans and Leases 12,894,741 $  12,675,607 $  10,447,930 $
Deposits 12,580,046 $  12,725,379 $  10,290,472 $
Income Statement:
Net interest income 155,304 $       149,142 $       115,201 $
Pre-tax pre-provision income 73,799 $         69,893 $         24,153 $
Provision for loan and lease losses 13,000 $         16,000 $         22,000 $
GAAP Net Income 43,174 $         36,732 $         19,129 $
GAAP EPS 0.23 $             0.20 $             0.12 $
Quarterly Performance Highlights

Quarterly Loan and Lease
Originations
Quarterly Loan and Lease
Originations
Average Balance*
($ in Millions)    Balance Originations   Balance Originations   Balance Originations   Balance Originations   Balance Originations
Commercial
1,587 $       150 $               1,708 $       115 $               1,847 $       206 $               1,870 $       167 $               1,898 $       226 $
Real Estate - Const & Land
812             92                      863             95                      936             74                      899             101                  859             92
Real Estate - 1-4 Family Res 1,818          77                      2,033          68                      2,262          101                  2,279          86                      2,274          72
Real Estate - Commercial 3,348          132                  3,872          191                  4,350          110                  4,315          121                  4,276          136
Real Estate - HELOC
908             65                      1,013          52                      1,128          88                      1,169          93                      1,209          89
Tax-Free
330             7                        346             53                      379             22                      390             55                      430             4
Consumer Loans
709             97                      736             96                      764             116                  794             110                  810             104
Commercial Leases
282             82                      287             76                      306             79                      299             81                      289             85
Consumer Leases 370             43                      367             43                      376             65                      424             86                      512             167
VIE
193             - 187             -                   180             -                   173             -                   168             -
Total
10,357 $     745 $               11,412 $     789 $               12,528 $     862 $               12,612 $     900 $               12,725 $     975 $
4Q12 3Q12 2Q12 1Q12 4Q11

*By collateral type

Loan Mix & Yield
Loan Mix & Yield
$ in millions
Avg Bal QTR*
INT % QTR
Commercial $  1,587 5.31%
$  1,708 5.24% $  1,847 5.43% $  1,870 5.31% $  1,898 5.35%
Real Estate - Const & Land          812 4.95%         863 5.60%          936 5.66%          899 5.64%          859 5.90%
Real Estate - 1-4 Family Res      1,818 5.22%      2,033 5.27%      2,262 5.26%      2,279 5.03%      2,274 4.97%
Real Estate - Commercial      3,348 5.45%      3,872 5.46%      4,350 5.78%      4,315 5.60%      4,276 5.51%
Real Estate - HELOC          908 3.83%      1,013 3.98%      1,128 3.81%      1,169 3.82%      1,209 3.74%
Tax-Free          330 5.11%         346 5.60%          379 5.45%          390 5.40%          430 5.47%
Consumer Loans          709 5.48%         736 5.33%          764 5.21%          794 5.02%          810 4.95%
Commercial Leases          282 7.90%         287 7.98%          306 7.72%          299 7.48%          289 7.50%
Consumer Leases          370 4.75%         367 4.73%          376 4.60%          424 4.30%          512 4.11%
VIE          193 4.54%         187 4.47%          180 4.46%          173 4.42%          168 4.39%
Total Loans $10,357 5.22% $11,412 5.29% $12,528 5.33% $12,612 5.23% $12,725 5.18%
4Q12 3Q12 2Q12 1Q12 4Q11

*By collateral type

CRE and Construction Composition
CRE and Construction Composition

At December 31, 2012
Office, 17%
Retail, 15%
Other, 13%
Residential, 10%
Service, 8%
Land, 7%
Warehouse, 6%
Hotels - Motels, 6%
Multi-Family, 5%
Mixed Use, 5%
Commercial Construction,
5%
Industrial/Manufacturing, 2%
Recreational, 1%

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
($ in million) 4Q11 1Q12 2Q12 3Q12 4Q12
NPL's Beginning of Period 160.1 $   156.5 $   133.5 $ 127.3 $ 118.4 $
New NonAccruals 43.8         22.3         34.5      17.3      19.0
Cure/Exits/Other (10.1)       (28.8)        (16.8)     (6.2)       (21.5)
Gross Charge-Offs (25.6)       (11.0)        (17.3)     (15.8)     (15.4)
Transfer to OREO (11.7)       (5.5)          (6.6)       (4.2)       (2.7)
NPL's End of Period 156.5 $   133.5 $   127.3 $ 118.4 $ 97.8 $
27
$156
$133
$127
$118
$98
$75
$85
$95
$105
$115
$125
$135
$145
$155
$165
4Q11 1Q12 2Q12 3Q12 4Q12
Non Accruals
$73
$72
$67
$57
$68
$30
$35
$40
$45
$50
$55
$60
$65
$70
$75
$80
4Q11
1Q12 2Q12 3Q12 4Q12
TDRs

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
28
*Legacy Susquehanna
$300
$313
$275
$285
$259
$200
$220
$240
$260
$280
$300
$320
4Q11 1Q12 2Q12 3Q12 4Q12
OAEM*
$383
$346
$365
$334
$339
$250
$275
$300
$325
$350
$375
$400
4Q11 1Q12 2Q12 3Q12 4Q12
Substandard*
$59
$65
$36
$63
$80
$30
$40
$50
$60
$70
$80
$90
4Q11 1Q12 2Q12 3Q12 4Q12
Past Due 30-89 days
$10 $10
$11
$8 $8
$4
$5
$6
$7
$8
$9
$10
$11
$12
4Q11 1Q12 2Q12 3Q12 4Q12
Past due 90 days or more

Investment Securities
Investment Securities
$ in millions
EOP Balance
QTR Yield
Total Investment Securities $2,423 $2,757 $2,866 $2,908 $2,730
Duration (years) 3.5 3.6         3.6         3.6        3.6
Yield 3.02% 3.09% 2.92% 2.69% 2.59%
Unrealized Gain/(Loss) $32.3 $30.8 $40.8 $61.9 $57.1
4Q12 3Q12 2Q12 4Q11 1Q12

Deposit Mix & Cost by Product
Deposit Mix & Cost by Product
$ in millions
Avg Bal QTR
INT % QTR
Demand $1,528 0.00%
$1,688 0.00%
1,922 $   0.00% 1,938 $   0.00% 1,945 $   0.00%
Interest Bearing Demand    4,394 0.49%
   4,990 0.46% 5,480 0.39% 5,537 0.35% 5,803 0.33%
Savings       876 0.13%       930 0.14% 1,005 0.13% 1,003 0.11% 1,019 0.11%
Certificates of Deposits    3,503 1.29%    3,747 1.29% 4,065 1.13% 4,111 1.17% 3,835 1.21%
Total Interest-Bearing Deposits $8,773 0.77%
$9,667
0.75% 10,550 $ 0.65% 10,651 $ 0.64% 10,657 $ 0.62%
Core Deposits/Total
Loans(excluding VIE)/Deposits
2Q12
67.4%
99.0%
1Q12
98.7%
67.0%
98.9%
4Q12
69.6%
99.6%
3Q12
67.3%
98.8%
4Q11
66.0%

Borrowing Mix & Cost
Borrowing Mix & Cost

$ in millions
Avg Bal QTR
INT % QTR (excludes SWAP expense)
Short-Term Borrowings $   589 0.30%
$   642 0.27% $   726 0.29% $   749 0.28% $   811 0.26%
FHLB Advances 1,163 2.44%
985 0.21% 1,082 0.33% 1,073 0.35% 1,167 0.36%
Long Term Debt 666 4.93% 674 5.11% 686 4.93% 727 4.85% 561 1.19%
Total Borrowings $2,418 2.60%
$2,301 1.66% $2,494 1.58% $2,549 1.62% $2,539 0.51%
Off Balance Sheet Swap Impact 675 0.75%
675 0.74% 675 0.70% 675 0.69% 675 0.71%
Total Borrowing Cost
Avg Borrowings / Avg Total
Assets
2.40%
2Q12
2.28%
14.0%
1Q12
15.8% 14.1%
4Q11
3.35%
4Q12
1.22%
14.1%
3Q12
2.31%
14.1%

Quarterly Fee Revenue
Quarterly Fee Revenue

*Excludes Net realized gain on acquisitions
December 31, March 31, June 30, September 30, December 31,
2011 2012 2012 2012 2012
Service charges on deposit accounts
7,689 $                   7,674 $        8,583 $     9,013 $                    9,158 $
Vehicle origination and servicing fees
1,984 1,924 2,226 2,470 3,746
Asset management fees
6,821 7,073 7,359 7,366 7,340
Income from fiduciary-related activities
1,827 2,622 2,539 2,485 2,619
Commissions on brokerage, life insurance and annuity sales
1,697 1,907 2,399 2,072 1,923
Commissions on property and casualty insurance sales
3,638 5,058 3,930 3,158 3,749
Other comissions and fees
4,147 4,643 4,800 5,387 6,680
Income from bank-owned life insurance
1,539 1,472 1,631 1,726 1,603
Net gain on sale of loans and leases
3,324 3,750 4,396 5,938 6,160
Net realized gain (loss) on sales of securities
(706) 385 1,361 31 (103)
Net impairment losses recognized in earnings
(304) (144) - - (97)
Other
548 3,151 587 4,015 994
Total*
32,204 $               39,515 $      39,811 $   43,661 $                  43,772 $
Noninterest Income ($000)

Earnings Drivers
Earnings Drivers
($000)
4Q11 1Q12 2Q12 3Q12 4Q12
Avg. interest-earning assets
$13,128,969 $14,065,583 $15,332,806 $15,537,037 $15,604,029
Net interest margin (FTE)
3.59% 3.94% 4.10% 3.92% 4.06%
Net interest income $115,201 $134,123 $152,670 $149,142 $155,304
Noninterest income 32,204* 39,515 39,811 43,661 43,772
Total revenue 147,405 173,638 192,481 192,803 199,076
Noninterest expense 100,164* 108,876* 118,157* 115,959* 123,814*
Pre-tax, pre-provision income 47,241* 64,762* 74,324* 76,844* 75,262*
Provision for loan losses 22,000 19,000 16,000 16,000 13,000
Pre-tax income $25,241* $45,762* $58,324* $60,844* $62,262*
* Core: Excludes merger-related expenses, net gain on acquisition and loss on extinguishment of debt
2013 Financial Targets
FTE margin 3.90%
Loan growth 5.00%
Deposit growth 6.00%
Non-interest income growth 8.00%
Non-interest expense growth -2.00%
Tax rate 32.00%
33
reported numbers and not core numbers.
The growth percentages included in these financial targets are based upon 2012
Note:

Susquehanna Bank Markets
Susquehanna Bank Markets

Pennsylvania Market:
Adams, PA
Berks, PA
Centre, PA
Cumberland, PA
Dauphin, PA
Lancaster, PA
Lebanon, PA
Lehigh, PA
Luzerne, PA
Lycoming, PA
Northampton, PA
Northumberland, PA
Schuylkill, PA
Snyder, PA
Union, PA
York, PA
Maryland Market:
Allegany, MD
Anne Arundel, MD
Baltimore, MD
Bedford, PA
Berkley, WV
Carroll, MD
Franklin, PA
Fulton, PA
Garrett, MD
Harford, MD
Howard, MD
Washington, MD
Worcester, MD
Delaware Valley Market:
Atlantic, NJ
Bucks, PA
Burlington, NJ
Camden, NJ
Chester, PA
Cumberland, NJ
Delaware, PA
Gloucester, NJ
Montgomery, PA
Philadelphia, PA
Baltimore City, MD

Peer Companies
Peer Companies

Associated Banc-Corp
BancorpSouth, Inc.
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
First Horizon National Corporation
First Niagara Financial Group, Inc.
FirstMerit Corporation
Fulton Financial Corporation
Hancock Holding Company
IBERIABANK Corporation
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Signature Bank
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)
36
The efficiency ratio is a non-GAAP based financial measure.  Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.
The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts.   The most directly comparable GAAP-based measure is the ratio of common shareholders’ equity to total assets.  In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders’ equity and total assets.  Tangible common equity is then divided by the tangible assets to arrive at the ratio.  Management uses the ratio to assess the strength of our capital position.
4Q12 3Q12 2Q12 1Q12 4Q11
Other expense 125,277 $      122,910 $      121,475 $      120,355 $      162,395 $
Less: Merger related expenses (1,054) (1,500) (3,318) (11,479) (12,211)
   Loss on extinguishment of debt (409) (5,451) 0 0 (50,020)
Noninterest operating expense (numerator) 123,814 $      115,959 $      118,157 $      108,876 $      100,164 $
Taxable-equivalent net interest income 159,332 $      152,948 $      156,416 137,837 118,780
Other income 43,772 43,661 39,811 39,515 71,347
Less: Net realized gain on acquisition 0 0 0 0 (39,143)
Denominator 203,104 $      196,609 $      196,227 $      177,352 $      150,984 $
Efficiency ratio 60.96% 58.98% 60.21% 61.39% 66.34%
4Q12 3Q12 2Q12 1Q12 4Q11
End of period balance sheet data
Shareholders' equity 2,595,909 $   2,584,682 $        2,544,730 $        2,512,584 $   2,189,628 $
(1,263,563) (1,263,361) (1,267,630) (1,268,582) (1,006,412)
Tangible common equity (numerator) 1,332,346 $   1,321,321 $        1,277,100 $        1,244,002 $   1,183,216 $
Assets 18,037,667 $ 18,106,730 $      18,040,009 $      17,807,026 $ 14,974,789 $
(1,263,563) (1,263,361) (1,267,630) (1,268,582) (1,047,112)
Tangible assets (denominator) 16,774,104 $ 16,843,369 $      16,772,379 $      16,538,444 $ 13,927,677 $
Tangible common ratio 7.94% 7.84% 7.61% 7.52% 8.50%
Efficiency Ratio
Tangible Common Ratio
Goodwill and other intangible assets
Goodwill and other intangible assets
(1)
(1)

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)
37
Return on Average Tangible Equity 4Q12 3Q12 2Q12 1Q12 4Q11
Income statement data
Net income 43,174 $        36,732 $            37,793 $            23,473 $        19,129 $
Amortization of intangibles, net of taxes at 35% 2,127 2,169 2,211 1,789 1,489
Net tangible income (numerator) 45,301 $        38,901 $            40,004 $            25,262 $        20,618 $
Average balance sheet data
Shareholders' equity 2,597,254 $   2,562,092 $        2,537,250 $        2,348,326 $   2,217,036 $
Goodwill and other intangible assets (1,311,192) (1,315,071) (1,320,658) (1,132,344) (1,045,580)
Tangible common equity (denominator) 1,286,062 $   1,247,021 $        1,216,592 $        1,215,982 $   1,171,456 $
Return on equity (GAAP basis) 6.61% 5.70% 5.99% 4.02% 3.42%
Effect of goodwill and other intangibles 7.40% 6.71% 7.24% 4.34% 3.56%
Return on average tangible equity 14.01% 12.41% 13.23% 8.36% 6.98%
Return on average tangible shareholders’ equity is a non-GAAP based financial measure calculated using non-GAAP based amounts.  The most directly comparable GAAP-based measure is return on average equity.  We calculate return on average tangible shareholders’ equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.  Management uses the return on average tangible equity in order to review our core operating results.  Management believes that this is a better measure of our performance.  In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.